March 16, 2021
Summary
Prospectus
Victory THB US Small Opportunities Fund
Class A	Class I
THBVX	THBIX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds’ shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated March 16, 2021 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.VictoryFunds.com.
You may also obtain this information at no cost by calling 800-539-FUND (800-539-3863) or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
www.vcm.com
800-539-FUND (800-539-3863)

THB US Small Opportunities Fund Summary
Investment Objective
The Victory THB US Small Opportunities Fund (the “Fund”)  seeks capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page of the Fund's Prospectus, in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your financial intermediary.
Shareholder Fees
(paid directly from your investment)
	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None[1]	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees[2]	1.15%	1.15%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	3.57%[2]	0.15%[2]
Total Annual Fund Operating Expenses	4.97%	1.30%
Fee Waiver/Expense Reimbursement	(3.27)%[3]	(0.05)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.70%[3]	1.25%[3]
1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. For additional information, see the section entitled Choosing a Share Class.
2
The Fund expects to commence operations upon the reorganization of the Fund with the THB Asset Management MicroCap Fund, a series of Advisors’ Inner Circle Fund (the “Predecessor Fund”). The reorganization is expected to occur after the close of business on April 30, 2021. “Management Fees” and “Other Expenses” are restated to reflect the Fund’s current management fees and other expenses estimated for the current fiscal year rather than the fees and expenses of the Predecessor Fund, which is the accounting survivor.
3
Victory Capital Management Inc., the Fund’s investment adviser, (“Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.70% and 1.25% of the Fund’s Class A and Class I shares, respectively, through at least May 3, 2023. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in

THB US Small Opportunities Fund Summary
place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,406	$2,406	$4,910
Class I	$127	$402	$703	$1,559
The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced operations as of the date of this Prospectus. During the most recent fiscal period, the Predecessor Fund’s portfolio turnover rate was 62% of the average value of its portfolio.
Principal Investment Strategy
The Adviser pursues the Fund’s objective by investing, under normal circumstances, at least 80% of its assets in equity securities of micro-capitalization companies. The Fund considers micro-capitalization companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of companies included in the Russell Microcap Index (the “Index”). As of December 31, 2020, the capitalization range of the Index was $16.3 million to $5 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Adviser expects the Fund’s weighted average market capitalization to be similar to that of the Index, although this may vary at any time.
The Fund may, from time to time, focus its investments in one or more sectors represented in the Index. As of the date of this Prospectus, the Fund expects it will have significant investments in the following sectors: industrials, consumer discretionary, information technology and healthcare. Due to changes in sector weights of the Index over time, the Fund may invest in other sectors in the future, including financials, producer durables, and energy.
In pursuing the Fund's investment objective, the Adviser seeks to identify and invest Fund assets in equity securities of U.S. companies that, in the Adviser's opinion, are undervalued in the market. The Adviser may invest in both growth and value stocks. In constructing the Fund's portfolio, the Adviser uses a bottom-up fundamental research process that utilizes both quantitative and qualitative analysis to identify investment opportunities. Investments are selected based on an active fundamental process which combines financial analysis and proprietary research to evaluate potential investments' management and long-term outlook and business strategies. The Adviser fully integrates environmental, social and governance (ESG) factors into its established quality assessment framework.
The equity securities in which the Fund invests are primarily common stocks. In addition, the Fund may invest in foreign securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund expects that typically 10% or less of the Fund’s total asset value will be invested in foreign securities, ADRs and GDRs, as determined at the time of investment.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States

THB US Small Opportunities Fund Summary
or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.
Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.
Micro-Capitalization Stock Risk – Micro-capitalization companies tend to be less seasoned and may lose market share or profits to a greater extent than larger, more established companies. Since micro-capitalization company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell. Micro-capitalization companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.
Liquidity Risk — Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid investments and relatively less liquid investments may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.
Investment Style Risk — Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, listed below are some of the risks associated with investments in the sectors in which the Fund has made significant investments as of the date of this Prospectus. Market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.

THB US Small Opportunities Fund Summary
◼
Healthcare — The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, demand for medical products and services and product liability claims, among other factors.
◼
Industrials Risk — Companies in the Industrials sector by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies. Transportation companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
◼
Information Technology Risk — Information Technology companies tend to significantly rely on technological events or advances in their product development, production or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation and competition.
◼
Consumer Discretionary — Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.
Management Risk — The portfolio managers may not execute the Fund's principal investment strategy effectively.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at VictoryFunds.com.
The performance figures for Class A and Class I shares reflect the historical performance of, respectively, the Investor Class shares and Institutional Class shares of the Predecessor Fund, a series of Advisors’ Inner Circle Fund. The Fund’s performance has not been restated to reflect any difference in the expenses or sales charges of the Predecessor Fund prior to its reorganization into the Fund on April 30, 2021.
Calendar Year Returns for Class I Shares
(The annual return in the bar chart is for the Fund’s least expensive class of shares, Class I shares.)

THB US Small Opportunities Fund Summary

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	33.50%	December 31, 2020
Lowest Quarter	-35.17%	March 31, 2020

Average Annual Total Returns (For the Periods Ended December 31, 2020)	1 Year	5 Years	Life of Fund[1]
CLASS I Before Taxes	28.81%	14.84%	12.13%
CLASS I After Taxes on Distributions	28.81%	13.84%	11.24%
CLASS I After Taxes on Distributions and Sale of Fund Shares	17.05%	11.63%	9.68%
CLASS A Before Taxes	28.27%	14.32%	11.64%
Index
Russell Microcap Index reflects no deduction for fees, expenses or taxes.	20.96%	11.89%	20.96%
1
Inception date of the Predecessor Fund is March 30, 2012
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.
Management of the Fund
Investment Adviser
The Adviser serves as the Fund’s investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser’s THB Asset Management Investment Franchise.
Portfolio Manager
	Title	Tenure with the Predecessor Fund
Christopher N. Cuesta	Portfolio Manager	Since 2012
Manish Maheshwari	Portfolio Manager	Since 2019

THB US Small Opportunities Fund Summary
Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class I
Minimum Initial Investment	$2,500	$2,000,000
Minimum Subsequent Investments	$50	None
For Class A shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.
You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593
VF-INDEX-SUMPRO (11/20)